156 Duncan Mill Road, Suite 15
                                                      Don Mill, Ontario, M3B 3N2
                                                             Tel: (416) 391-3535
                                                             Fax: (416) 391-4843
[LOGO] MORRISON FINANCIAL SERVICES LIMITED
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Tuesday, January 18, 2005

THINKPATH INC.
201 Westcreek Boulevard
Brampton, Ontario
L6T 5S6

Attention:      Declan French, C.E.O.
                Kelly Hankinson, C.F.O.

Dear Sir and Madame:

RE: RECEIVABLE DISCOUNTING FACILITY AMENDMENT

Further to our recent discussions, we are writing to confirm the terms and conditions of the amendment to the Receivables Discounting Facility, dated December 5, 2002, and as amended January 12, 2004 (hereinafter collectively "the Facility"). The Facility is further amended as follows:

1. TERM: The Facility has a term of one year from the date of your acceptance and return of this amendment, duly executed.

2. DISCOUNT FEES: Morrison Financial will be entitled to fees in relation to amounts advanced under the facility, calculated on the daily basis, at the rate of 0.0006575% per day, times the amount advanced and outstanding. This equates to an annualized rate of approximately 24 percent per annum, before consideration of compounding, if any.

3. RENEWAL FEE: A renewal fee of $15,000.00 DAD will be due and payable from Thinkpath Inc. to Morrison Financial upon your acceptance and return of this amendment, duly executed.

All other terms and conditions of the Facility as referenced above will remain unchanged.

Yours very truly,

MORRISON FINANCIAL SERVICES LIMITED Per.


/s/ DAVID MORRISON
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David Morrison, B.A., LL.B.
Chairman & C.E.O.

Accepted and agreed this 26th day of January, 2005:

THINKPATH INC.
Per.                                            Per.

/s/ DECLAN FRENCH                              /S/ KELLY HANKINSON
-----------------                              -------------------
Declan French                                   Kelly Hankinson
C.E.O.                                          C.F.O